UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND_______________________________1-13589_________________36-4173047_____
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
  incorporation)                        Number)            Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois______________60601________
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     The Board of Trustees (the "Board") of Prime Group Realty Trust (the "Company") declared dividends for the fourth quarter of 2001 on the Company's Series A Cumulative Preferred Shares and Series B Cumulative Redeemable Preferred Shares. The record date for the dividends on the Series A Shares and Series B Shares will be January 18, 2002. The payment date for the dividends on the Series A Shares and Series B Shares will be January 31, 2002. The dividend amount for the quarter is $0.375 per Series A Share and $0.5625 per Series B Share. This dividend represents an annual dividend rate of (i) $1.50 per Series A Share and (ii) $2.25 per Series B Share.

     Due to a number of factors, including a delay in the completion of certain capital transactions currently under negotiation, and in light of the Company's current capital resources and needs, the Board has decided not to pay a dividend on the Company's common shares for the fourth quarter of 2001. The Board intends to review and consider the resumption of a dividend on the Company's common shares for the first quarter of 2002 based on a number of factors, including the completion of certain proposed capital events, such as certain refinancings and asset sales, and following the Board's review of the Company's financial results, capital resources and liquidity needs.

      The Company can give no assurance that it will be able to complete the foregoing capital events or, if they are completed, whether they will be on terms that are favorable to the Company. The Company can also give no assurances that if such capital events are completed on terms favorable to the Company or otherwise, dividends on the Company's common shares will be resumed either for the first quarter of 2002 or thereafter.

     On January 17, 2002, the Company issued a Press Release announcing the matters described above. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

      This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

(b)   Exhibits:

            Exhibit
               No.            Description
              99.1
                              Press Release  dated  January 17, 2002.

                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2002             PRIME GROUP REALTY TRUST

                                    By:  /s/ Louis G. Conforti

                                    Name:  Louis G. Conforti
                                           Co-President and
                                           Chief Financial Officer

At the Company:                                          At FRB|Weber Shandwick:

Richard S. Curto             Louis G. Conforti           Georganne Palffy
Chief Executive Officer      Office of the President     Investor Inquiries
312/917-1300                 Chief Financial Officer     312/266-7800


FOR IMMEDIATE RELEASE
THURSDAY, JANUARY 17, 2002

                   PRIME GROUP REALTY TRUST DECLARES PREFERRED DIVIDENDS
                         AND SUSPENDS THE PAYMENT OF ITS
                         FOURTH QUARTER COMMON DIVIDEND

Chicago, IL, January 17, 2002 -- The Board of Trustees (the "Board") of Prime Group Realty Trust (NYSE: PGE; the "Company") declared dividends for (i) its Series A Cumulative Convertible Preferred Shares (the "Series A Shares") and
(ii) its Series B Cumulative Redeemable Preferred Shares (the "Series B Shares") for the fourth quarter of 2001. The record date for the dividends on the Series A Shares and Series B Shares will be January 18, 2002. The payment date for the dividends on the Series A Shares and Series B Shares will be January 31, 2002. The dividend amount for the quarter is $0.375 per Series A Share and $0.5625 per Series B Share. This dividend represents an annual dividend rate of (i) $1.50 per Series A Share and (ii) $2.25 per Series B Share.

Due to a number of factors, including a delay in the completion of certain capital transactions currently under negotiation, and in light of the Company's current capital resources and needs, the Board has decided not to pay a dividend on the Company's common shares for the fourth quarter of 2001. The Board intends to review and consider the resumption of a dividend on the Company's common shares for the first quarter of 2002 based on a number of factors, including the completion of certain proposed capital events, such as certain refinancings and asset sales, and following the Board's review of the Company's financial results, capital resources and liquidity needs.

The Company can give no assurance that it will be able to complete the foregoing capital events or, if they are completed, whether they will be on terms that are favorable to the Company. The Company can also give no assurances that if such capital events are completed on terms favorable to the Company or otherwise, dividends on the Company's common shares will be resumed either for the first quarter of 2002 or thereafter.

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) which owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in the Chicago metropolitan area. The Company's portfolio consists of 26 office properties, containing an aggregate of 9.1 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. The portfolio also includes approximately 234.4 acres of developable land and rights to acquire more than 145.5 additional acres of developable land which management believes could be developed with approximately
7.4 million rentable square feet of office and industrial space. In addition, the Company has equity ownership interests in two development joint ventures which are developing 1.5 million rentable square feet of office space in downtown Chicago and 0.1 million of rentable space in suburban Chicago.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.